Exhibit 99.1

Sanuwave Announces Q3 FY2025 Financial Results

Q3 2025 revenues were $11.5 million, up 22% from $9.4 million in Q3 2025. This represents the highest quarterly revenues in Company history.

Q3 2025 gross margin was 77.9%, versus 75.5% in Q3 2024.

GAAP Operating Income was $1.5 million for Q3 2025 versus $2.0 million in Q3 2024. Q3 2025 included stock-based compensation costs of $1.4 million versus $0 in Q3 2024.

Company provides guidance for revenues of $13-$14 million for Q4 2025.

EDEN PRAIRIE, MN, November 7, 2025 (GLOBE NEWSWIRE) -- Sanuwave Health, Inc. (the "Company" or "Sanuwave”) (NASDAQ: SNWV), a leading provider of next-generation FDA-approved wound care products, is pleased to provide its financial results for the three months ended September 30, 2025.

Quarter ended September 30, 2025

•Revenue for the three months ended September 30, 2025, totaled $11.5 million, an increase of 22%, as compared to $9.4 million for the same period of 2024 and an increase of 13% sequentially from Q2 2025. This represents the highest quarterly revenues in Company history. While below our guidance, this growth was in line with the preliminary range of results of $11.4-$11.6 million provided on October 6, 2025.
•155 UltraMist® systems were sold in Q3 2025 (an all time quarterly record) up from 124 in Q3 2024, and from 116 in Q2 2025.
•UltraMist® consumables revenue increased by 26% to $6.8 million in Q3 2025, as compared to $5.4 million for the same quarter last year and increased 6% sequentially from Q2 2025.
•UltraMist® revenue represented 99% of Sanuwave’s overall revenues in Q3 2025.
•Gross margin as a percentage of revenue amounted to 77.9% for the three months ended September 30, 2025, versus 75.5% for the same period last year and 78.3% in the prior quarter.
•For the three months ended September 30, 2025, operating income totaled $1.5 million, compared to $2.0 million in Q3 2024 and $1.9 million in Q2 2025. Q3 2025 operating expenses included $1.4 million of stock-based compensation costs versus $0 in the same period in 2024 and $1.1 million in Q2 2025.
•Net income for the third quarter of 2025 was $10.3 million compared to a net loss of $20.7 million in the third quarter of 2024. The increase in net income was primarily driven by the change in fair value of derivative liabilities which resulted in a non-cash gain of $6.1 million in Q3 2025 versus an $18.8 million loss in Q3 2024, representing a $25.0 million year over year variance. Net income in Q3 2025 also benefitted from a $5.0 million payment for the sale of certain shockwave patents.
•Adjusted EBITDA [1] for the three months ended September 30, 2025, was $3.5 million versus Adjusted EBITDA of $2.1 million for the same period last year.

“Despite the headwinds in the quarter arising from uncertainty about proposed reimbursement changes to certain wound care modalities, particularly skin substitutes/allografts, Sanuwave achieved record revenues in Q3 2025 for both systems and applicators, achieving 22% year on year growth against the difficult comparison of Q3 last year when a large order drove 89% year on year growth,” said CEO Morgan Frank. “System sales in particular were a bright spot with 155 systems sold in the quarter. Applicator sales were also an all-time high despite being suppressed by lower patient volumes treated by our providers. It looked to us as though the whole industry sort of ‘took its foot off the gas’ for a minute as it waited for clarity on proposed reimbursement changes and that concerns about compliance and audits led practitioners to adopt, at the margin, a cautious ‘wait and see’ attitude on initiating a number of kinds of advanced wound care regimens for patients. On Friday, October 31, 2025, after close of business, CMS published its final rule for 2026 Medicare physician fees. 2026 reimbursement for the 97610 code was in line with our expectations of a slight increase versus 2025 and was not affected by cuts to other modalities. Times of sudden change can make for bumpy periods, and while it’s still very early to assess industry reaction to the new CMS rule, our sense is that any certainty is better than such large uncertainty and that the market will now move to adapt. We’re seeing a lot of inbound interest from customers and distribution partners and our sales pipeline remains robust. This continues to make us highly optimistic about the future.”

Certain percentages presented in this earnings release are calculated from the underlying whole-dollar amounts and therefore may not recalculate from the rounded numbers used for disclosure purposes.

Financial Outlook

The Company forecasts Q4 2025 revenue of $13-$14 million and full year revenue of $44-$45 million. (35-39% vs full year 2024).

As previously announced, a business update will occur via conference call on November 7, 2025 at 8:30 a.m. EST. Materials for the conference call are included on the Company’s website at http://www.sanuwave.com/investors.

Telephone access to the call will be available by dialing the following numbers:

Toll Free:1-800-274-8461
Toll/International: 1-203-518-9814
Conference ID: SANUWAVE

OR use the link for instant telephone access to the event.

https://viavid.webcasts.com/starthere.jsp?ei=1741017&tp_key=73ef3b515a

A replay will be made available through November 28, 2025:
Toll-Free: 1-844-512-2921 or 1-412-317-6671
Replay Access ID: 11160405

[1] This is a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” and the reconciliations in this release for further information.

About Sanuwave
Sanuwave Health is focused on the research, development, and commercialization of its patented, non-invasive and biological response-activating medical systems for the repair and regeneration of skin, musculoskeletal tissue, and vascular structures.

Sanuwave's end-to-end wound care portfolio of regenerative medicine products and product candidates help restore the body’s normal healing processes. Sanuwave applies and researches its patented energy transfer technologies in wound healing, orthopedic/spine, aesthetic/cosmetic, and cardiac/endovascular conditions.

Non-GAAP Financial Measures
This press release includes certain financial measures that are not presented in our financial statements prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). These financial measures are considered "non-GAAP financial measures" and are intended to supplement, and should not be considered as superior to, or a replacement for, financial measures presented in accordance with U.S. GAAP.

The Company uses Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA to assess its operating performance. Adjusted EBITDA is Earnings before Interest, Taxes, Depreciation and Amortization adjusted for the change in fair value of derivatives and any significant non-cash or infrequent charges. EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss) as a measure of financial performance or any other performance measure derived in accordance with U.S. GAAP, and they should not be construed as an inference that the Company’s future results will be unaffected by unusual or infrequent items. These non-GAAP financial measures are presented in a consistent manner for each period, unless otherwise disclosed. The Company uses these measures for the purpose of evaluating its historical and prospective financial performance, as well as its performance relative to competitors. These measures also help the Company to make operational and strategic decisions. The Company believes that providing this information to investors, in addition to U.S. GAAP measures, allows them to see the Company’s results through the eyes of management, and to better understand its historical and future financial performance. These non-GAAP financial measures are also frequently used by analysts, investors, and other interested parties to evaluate companies in our industry, when considered alongside other U.S. GAAP measures.

EBITDA and Adjusted EBITDA have their limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under U.S. GAAP. Some of these limitations are that EBITDA and Adjusted EBITDA:

•Do not reflect every expenditure, future requirements for capital expenditures or contractual commitments.
•Do not reflect all changes in our working capital needs.
•Do not reflect interest expense, or the amount necessary to service our outstanding debt.

As presented in the U.S. GAAP to Non-GAAP Reconciliations section below, the Company’s non-GAAP financial measures exclude the impact of certain charges that contribute to our net income (loss).

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future financial results, production expectations, and plans for future business development activities. Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company’s ability to control. Actual results may differ materially from those projected in the forward-looking statements. Among the key risks, assumptions and factors that may affect operating results, performance and financial condition are risks associated with regulatory oversight, changes in reimbursement levels for the Company's products and related services, the Company’s ability to manage its capital resources, competition and the other factors discussed in detail in the Company’s periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement, except as may be required by applicable law.

Contact: investors@sanuwave.com

SELECTED FINANCIAL DATA
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024

	Three Months Ended September 30,		Six Months Ended September 30,
(in thousands)	2025	2024	2025	2024

Revenue	$11,451	$9,360	$30,957	$22,308
Cost of Revenues	2,526	2,293	6,690	5,799

Gross Margin	8,925	7,067	24,267	16,509
Gross Margin %	77.9%	75.5%	78.4%	74.0%

Total operating expenses	7,458	5,114	19,937	13,614
Operating Income	$1,467	$1,953	$4,330	$2,895

Total other income (expense)	8,858	(22,610)	1,374	(21,519)

Net Income (Loss)	$10,325	$(20,657)	$5,704	$(18,624)

NON-GAAP ADJUSTED EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2025	2024	2025	2024

Net Income (Loss)	$10,325	$(20,657)	$5,704	$(18,624)
Non-GAAP Adjustments:
Interest expense	1,722	3,661	5,448	11,004
Depreciation and amortization	329	256	902	736
EBITDA	12,376	(16,740)	12,054	(6,884)

Non-GAAP Adjustments for Adjusted EBITDA:
Change in fair value of derivative liabilities	(6,097)	18,849	(2,186)	17,633
Other non-cash or infrequent charges:
Stock-based compensation	1,397	-	3,513	-
Loss (Gain) on extinguishment of debt	477	-	477	(5,205)
Loss on impairment of assets	196	-	196	-
Severance agreement and legal settlement	113	-	113	585
Release of historical accrued expenses	-	-	-	(579)
Gain on license and option agreement	(5,000)	-	(5,000)	(2,500)
Prepaid legal fees expensed from termination of Merger Agreement	-	-	-	457
Adjusted EBITDA	$3,462	$2,109	$9,167	$3,507

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)	September 30, 2025	December 31, 2024
ASSETS
Current Assets:
Cash and cash equivalents	$9,602	$10,237
Accounts receivable, net of allowance of $1,259 and $1,147, respectively	4,620	3,329
Inventory	6,814	4,149
Prepaid expenses and other current assets	1,597	682
Total Current Assets	22,633	18,397
Non-Current Assets:
Property and equipment, net	1,994	303
Right of use assets, net	431	429
Intangible assets, net	3,202	3,730
Goodwill	7,260	7,260
Secured revolving credit facility debt issuance costs, net	79	-
Total Non-Current Assets	12,966	11,722

Total Assets	$35,599	$30,119

LIABILITIES
Current Liabilities:
Current portion of secured term loan	$5,629	$-
Senior secured debt	-	25,305
Accounts payable	3,992	3,728
Accrued expenses	3,586	4,678
Warrant liability	5,921	8,107
Current portion of operating lease liabilities	191	126
Current portion of finance lease liabilities	-	175
Current portion of contract liabilities	252	193
Other	6	33
Total Current Liabilities	19,577	42,345
Non-current Liabilities:
Secured term loan, net of current portion and debt issuance costs	17,079	-
Secured revolving credit facility	655	-
Operating lease liabilities, less current portion	897	125
Finance lease liabilities, less current portion	-	66
Contract liabilities, less current portion	322	300
Total Non-current Liabilities	18,953	491
Total Liabilities	$38,530	$42,836

STOCKHOLDERS’ DEFICIT
Preferred Stock, par value $0.001, 5,000,000 shares authorized; 6,175 shares Series A, 293 shares Series B, 90 shares Series C and 8 shares Series D designated, respectively; no shares issued and outstanding at September 30, 2025 and December 31, 2024	$-	$-
Common stock, par value $0.001, 2,500,000,000 shares authorized; 8,576,164 and 8,543,686 issued and outstanding at September 30, 2025 and December 31, 2024, respectively	9	9
Additional paid-in capital	242,767	238,685
Accumulated deficit	(245,717)	(251,421)
Accumulated other comprehensive loss	10	10
Total Stockholders’ Deficit	(2,931)	(12,717)
Total Liabilities and Stockholders’ Deficit	$35,599	$30,119

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(In thousands, except share and per share data)	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

Revenue	$11,451	$9,360	$30,957	$22,308
Cost of Revenues	2,526	2,293	6,690	5,799

Gross Margin	8,925	7,067	24,267	16,509

Operating Expenses:
General and administrative	4,810	2,545	13,316	8,059
Selling and marketing	2,081	2,202	5,286	4,468
Research and development	345	161	747	519
Depreciation and amortization	222	206	588	568
Total Operating Expenses	7,458	5,114	19,937	13,614

Operating Income	1,467	1,953	4,330	2,895

Other Income (Expense):
Interest expense	(1,722)	(3,315)	(5,448)	(9,948)
Interest expense, related party	-	(346)	-	(1,056)
Gain (Loss) on extinguishment of debt	(477)	-	(477)	5,205
Change in fair value of derivative liabilities	6,097	(18,849)	2,186	(17,633)
Loss on impairment of assets	(196)	-	(196)	-
Other expense	(14)	(106)	(42)	(893)
Other income	5,170	6	5,351	2,806
Total Other Income (Expense)	8,858	(22,610)	1,374	(21,519)

Net Income (Loss)	10,325	(20,657)	5,704	(18,624)

Other Comprehensive Income (Loss)
Foreign currency translation adjustment	-	-	-	121
Total Comprehensive Income (Loss)	$10,325	$(20,657)	$5,704	$(18,503)

Earnings (Loss) per Share:
Basic	$1.20	$(6.49)	$0.67	$(5.92)
Diluted	$0.46	$(6.49)	$0.38	$(5.92)
Weighted average shares outstanding
Basic	8,571,111	3,185,495	8,560,174	3,146,000
Diluted	9,140,668	3,185,495	9,178,144	3,146,000

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT
(In thousands, except share data)

Three Months Ended September 30, 2025
	Common Stock
	Number of Shares Issued and Outstanding	Par Value	Additional Paid- in Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total

Balances as of June 30, 2025	8,568,005	$9	$241,248	$(256,042)	$10	$(14,775)
Stock-based compensation	-	-	1,397	-	-	1,397
Stock options exercised	8,159	-	122	-	-	122
Net income	-	-	-	10,325	-	10,325

Balances as of September 30, 2025	8,576,164	$9	$242,767	$(245,717)	$10	$(2,931)

Three Months Ended September 30, 2024
	Common Stock
	Number of Shares Issued and Outstanding	Par Value	Additional Paid- in Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total

Balances as of June 30, 2024	3,150,062	$3	$178,397	$(218,016)	$10	$(39,606)
Net loss	-	-	-	(20,657)	-	(20,657)

Balances as of September 30, 2024	3,150,062	$3	$178,397	$(238,673)	$10	$(60,263)

Nine Months Ended September 30, 2025
	Common Stock
	Number of Shares Issued and Outstanding	Par Value	Additional Paid- in Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total

Balances as of December 31, 2024	8,543,686	$9	$238,685	$(251,421)	$10	$(12,717)
Stock-based compensation	4,787	-	3,630	-	-	3,630
Stock options exercised	25,167	-	375	-	-	375
Shares granted in lieu of board of director fees	2,524	-	77	-	-	77
Net income	-	-	-	5,704	-	5,704

Balances as of September 30, 2025	8,576,164	$9	$242,767	$(245,717)	$10	$(2,931)

Nine Months Ended September 30, 2024
	Common Stock
	Number of Shares Issued and Outstanding	Par Value	Additional Paid- in Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total

Balances as of December 31, 2023	3,041,492	$3	$176,979	$(220,049)	$(111)	$(43,178)
Shares issued for settlement of warrants	14,440	-	6	-	-	6
Shares issued for settlement of debt	94,130	-	1,412	-	-	1,412
Foreign currency translation adjustment	-	-	-	-	121	121
Net loss	-	-	-	(18,624)	-	(18,624)

Balances as of September 30, 2024	3,150,062	$3	$178,397	$(238,673)	$10	$(60,263)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30,
(in thousands)	2025	2024
Cash Flows - Operating Activities:
Net income (loss)	$5,704	$(18,624)
Adjustments to reconcile net income to net cash (used in) provided by operating activities
Stock-based compensation	3,513	-
Depreciation and amortization	634	570
Amortization of right-of-use assets	268	268
Allowance for credit losses	112	16
Loss on disposal and impairment of assets	210	-
Loss (Gain) on extinguishment of debt	477	(5,205)
Change in fair value of derivative liabilities	(2,186)	17,633
Gain on sale of patents	(5,000)	-
Amortization of debt issuance costs and debt discounts	1,416	4,792
Gain on lease modification	(7)	-
Accrued interest and accrued interest, related party	-	2,749
Proceeds from tenant improvement funds	586	-
Changes in operating assets and liabilities
Accounts receivable	(1,387)	66
Inventory	(2,665)	(480)
Prepaid expenses and other assets	(1,009)	225
Accounts payable	264	(1,013)
Accrued expenses and contract liabilities	(294)	819
Operating lease payments	(79)	(102)
Net Cash Flows Provided by Operating Activities	557	1,714

Cash Flows - Investing Activities:
Purchase of property and equipment	(1,846)	(254)
Proceeds from sale of patents	5,000	-
Net Cash Flows Provided by (Used in) Investing Activities	3,154	(254)

Cash Flows - Financing Activities:
Proceeds from secured term loan	23,000	-
Proceeds from secured revolving credit facility	655	-
Payment of debt issuance costs	(371)	-
Proceeds from exercises of stock options	359	-
Payment of note payable	(27,747)	(2,175)
Proceeds from convertible notes payable	-	1,300
Proceeds from promissory note payable, related party	-	500
Proceeds from factoring, net	-	449
Payments of principal on finance lease and extinguishment of lease liability	(242)	(193)
Net Cash Flows Used in Financing Activities	(4,346)	(119)

Effect of Exchange Rates on Cash	-	121

Net Change in Cash During Period	(635)	1,462

Cash at Beginning of Period	10,237	1,797
Cash at End of Period	$9,602	$3,259

Supplemental Information:
Cash paid for interest	$3,291	$3,189

Non-cash Investing and Financing Activities:
Capitalize interest into senior secured debt	549	3,850
Shares granted in lieu of board of director fees	77	-
Stock options granted in lieu of cash bonus	117	-
Right-of-use assets obtained in exchange for lease liabilities	430	-
Lease liabilities reduced upon lease modification	99	-
RSUs granted in exchange for services	10	-
Warrants issued in conjunction with convertible promissory notes	-	3,633
Conversion of asset-backed secured promissory notes to convertible promissory notes	-	4,584
Shares issued for settlement of debt	-	1,412
Write off deferred merger costs	-	1,226